UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

BioReliance Corporation

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

0-22879	52-1541583
(Commission File Number)	(IRS Employer Identification
No.)

14920 Broschart Road	20850
Rockville, Maryland	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 738-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On October 22, 2003, the Company issued a press release announcing its earnings for the third quarter of 2003. The press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIORELIANCE CORPORATION

By:	/s/ John L. Coker John L. Coker Senior Vice President, Finance and Administrative & Chief Financial Officer

Date: October 22, 2003